Exhibit 10.2
FIRST AMENDMENT
To
ROPER TECHNOLOGIES, INC.
EMPLOYEE STOCK PURCHASE PLAN
(AS AMENDED AND RESTATED EFFECTIVE JULY 1, 2020)
The Roper Technologies, Inc. Employee Stock Purchase Plan (As Amended and Restated Effective July 1, 2020)  (the “Plan”), is hereby amended, pursuant to Section 16 of the Plan, as follows effective as of July 1, 2022:
1.    Section 3.(a) is hereby deleted in its entirety and amended and restated as follows:
“(a)  Any Employee who has been employed by a Plan Sponsor before the Beginning Date (defined below) of an Offering Period (defined below) shall be eligible to participate in the Plan for that Offering Period.”
2.    In all other respects the Plan, as amended herein, is hereby ratified and confirmed.
IN WITNESS WHEREOF, Roper Technologies, Inc. has caused this First Amendment to the Plan to be executed effective as of the 1st day of July, 2022, but on the actual date below.
ROPER TECHNOLOGIES, INC.
/s/ John K. Stipancich
By:    John K. Stipancich
Title:     Executive Vice President, General     Counsel and Corporate Secretary

Date: June 16, 2022